UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EAGLE FINANCIAL SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

EAGLE FINANCIAL SERVICES, INC.

To Be Held In Person On:

May 21, 2024, at 10:00 a.m. at

The Barns of Rose Hill, 95 Chalmers Ct. Berryville, VA 22611

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of EAGLE FINANC

IThis communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/10/2024.

Please visit https://www.bankofclarke.bank/EFSI_Annual_Meetings.html,where the following materials are available for view:

•
Notice of Annual Meeting of Stockholders
•
Proxy Statement
•
Form of Electronic Proxy Card
•
Annual Report on Form 10-K

TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.

MAIL: You may request a card by following the instructions above.VICES, INC.

To Be H

eld In Person On: May 16, 2023, at 10:00 a.m. at T he Barns of Rose Hill, 95 Chalmers Ct . Berryv ille, VA 22611 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET

1. Election of Directors:	2. The ratification of Yount, Hyde & Barbour,P.C. as the independent registered public accounting firm for the year ending December 31, 2024.
NOMINEES:	3. To vote in accordance with their best judgment on such other business, if any, that may properly come before the meeting.
Mary Bruce Glaize Class III Director Edward Hill, III Class III Director Tatiana C. Matthews Class III Director Cary C. Nelson Class III Director	THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

Please note that you cannot use this notice to vote by mail.

ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/5/2023. Please visit https://www.bankofclarke.bank/